Exhibit 99.2

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

FRAME
System of Dressin
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RAMP AVAILABLE
FOR ASSISTANCE
PLEASE RING BELL
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Drop Two
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Q3 2021

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

Table of Contents		Supplemental Report – September 30, 2021

Section I – Third Quarter 2021 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	26
Market Capitalization	4	Core Top Tenants	30
Operating Statements		Core Lease Expirations	31
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	32
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	33
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11	Section IV – Fund Information
EBITDA	12
Same Property Net Operating Income	13	Fund Overview	34
Fee Income	14	Fund Properties	35
Structured Financing	15	Fund Lease Expirations	38
Other Information		Development and Redevelopment Activity	39
Transactional Activity	16
2021 Guidance	17
Net Asset Valuation Information	18
Selected Financial Ratios	19	Section V – Other Information
Debt Analysis
Summary	21	Portfolio Composition	41
Detail	22
Maturities	24	Important Notes	42

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – September 30, 2021		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Sunny Holcomb	Symbol AKR
	Suite 300	Vice President, Financial Reporting
	Rye, NY 10580	(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Katy McConnell - (212) 816-4471	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	katy.mcconnell@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA – (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – September 30, 2021	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	88,452				Balance at 12/31/2020	86,269	4,891	91,160
Common Operating Partnership ("OP") Units	5,109				Other	6	—	6
Combined Common Shares and OP Units	93,561				Vesting RS and LTIPs	8	251	259
					OP Conversions	19	(19)	—
Share Price at September 30, 2021	$20.41				Balance at 3/31/2021	86,302	5,123	91,425	86,346	86,346	91,931	91,931
					Other	3	—	3
Equity Capitalization - Common Shares and OP Units	$1,909,580				Issuance - ATM	2,072	—	2,072
Preferred OP Units	9,483	[2]			Vesting RS and LTIPs	35	32	67
Total Equity Capitalization	1,919,063		63%	63%	OP Conversions	7	(7)	—
					Balance at 6/30/2021	88,419	5,148	93,567	86,824	86,575	92,627	92,254
Debt Capitalization					Other	2	(21)	(19)
Consolidated debt	1,796,209				Issuance - ATM	13	—	13
Adjustment to reflect pro-rata share of debt	(659,192)				OP Conversions	18	(18)	—
Total Debt Capitalization	1,137,017		37%	37%	Balance at 9/30/2021	88,452	5,109	93,561	88,481	87,217	94,083	92,807

Total Market Capitalization	$3,056,080	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $10,754 and pro-rata share of Funds cash of $3,733 for total cash netted against debt of $14,487.

2.	Represents 188 Series A and 126,593 Series C Preferred OP Units convertible into 25,067 and 439,556 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

4

Consolidated Income Statement
Supplemental Report – September 30, 2021	(in thousands)

	September 30, 2021 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$71,852	$212,723
Other	1,594	4,777
Total revenues	73,446	217,500
Operating expenses
Depreciation and amortization	30,866	93,601
General and administrative	9,978	29,645
Real estate taxes	11,320	35,286
Property operating	12,698	39,065
Impairment charges	9,925	9,925
Total operating expenses	74,787	207,522

Gain on disposition of properties	—	10,521
Operating (loss) income	(1,341)	20,499
Equity in earnings of unconsolidated affiliates	644	4,013
Interest and other income	2,354	6,108
Realized and unrealized holding gains on investments and other	47,293	56,511
Interest expense	(17,334)	(52,080)
Income from continuing operations before income taxes	31,616	35,051
Income tax provision	(59)	(403)
Net income	31,557	34,648
Net income attributable to noncontrolling interests	(19,488)	(13,499)
Net income attributable to Acadia	$12,069	$21,149

5

Income Statement - Detail
Supplemental Report – September 30, 2021	(in thousands)

	September 30, 2021 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$54,419	$159,065
Percentage rents	647	1,405
Expense reimbursements - CAM	5,357	17,416
Expense reimbursements - Taxes	8,058	24,950
Other property income	548	2,138
Total Property Revenues	69,029	204,974

PROPERTY EXPENSES
Property operating - CAM	9,477	28,533
Other property operating (Non-CAM)	3,634	11,784
Real estate taxes	11,320	35,286
Total Property Expenses	24,431	75,603

NET OPERATING INCOME - PROPERTIES	44,598	129,371

OTHER INCOME (EXPENSE)
Interest income	2,354	6,108
Straight-line rent income (expense)	1,736	3,916
Above/below-market rent income (expense)	2,178	7,550
Interest expense [2]	(15,918)	(47,998)
Amortization of finance costs	(1,355)	(3,901)
Above/below-market interest income (expense)	26	78
Asset and property management income (expense)	(128)	(321)
Other income (expense)	481	1,884
Finance lease interest expense	(87)	(259)
Impairment charges (excluding ROU)	(9,925)	(9,925)
CORE PORTFOLIO AND FUND INCOME	23,960	86,503

FEE INCOME
Asset and property management fees	144	483
Net promote and other transactional income	—	—
Realized and unrealized holding gains on investments and other	47,643	56,619
Transactional fees [3]	69	158
Income tax (provision) benefit	(59)	(403)
Total Fee Income (Loss)	47,797	56,857

General and Administrative	(9,978)	(29,645)

Depreciation and amortization	(30,710)	(93,329)
Non-real estate depreciation and amortization	(156)	(272)
Gain on disposition of properties	-	10,521
Income (Loss) before equity in earnings and noncontrolling interests	30,913	30,635

Equity in earnings of unconsolidated affiliates	644	4,013
Noncontrolling interests	(19,488)	(13,499)

NET INCOME ATTRIBUTABLE TO ACADIA	$12,069	$21,149

6

Income Statement – Pro Rata Adjustments
Supplemental Report – September 30, 2021	(in thousands)

	Quarter Ended September 30, 2021		Year to Date September 30, 2021
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(20,703)	$8,732	$(60,298)	$25,959
Percentage rents	(385)	113	(749)	188
Expense reimbursements - CAM	(2,371)	734	(7,582)	2,110
Expense reimbursements - Taxes	(2,184)	1,911	(6,919)	5,729
Other property income	(326)	84	(1,379)	499
Total Property Revenues	(25,969)	11,574	(76,927)	34,485

PROPERTY EXPENSES
Property operating - CAM	(4,405)	972	(13,913)	3,293
Other property operating (Non-CAM)	(1,419)	244	(5,242)	874
Real estate taxes	(3,567)	2,181	(11,646)	6,517
Total Property Expenses	(9,391)	3,397	(30,801)	10,684
NET OPERATING INCOME - PROPERTIES	(16,578)	8,177	(46,126)	23,801

OTHER INCOME (EXPENSE)
Interest income	(1)	—	(4)	—
Straight-line rent income (expense)	(677)	170	(1,777)	503
Above/below-market rent income (expense)	(767)	161	(2,715)	433
Interest expense [2]	8,183	(2,746)	24,780	(8,243)
Amortization of finance costs	714	(254)	2,207	(745)
Above/below-market interest income (expense)	—	21	—	63
Asset and property management income (expense)	302	(383)	856	(1,027)
Other income (expense)	(219)	4	(4,387)	349
Finance lease interest expense	64	—	189	—
Impairment charges (excluding ROU)	7,631	—	10,483	—
CORE PORTFOLIO AND FUND INCOME	(1,348)	5,150	(16,494)	15,134

FEE INCOME
Asset and property management fees	2,576	130	8,351	399
Net promote and other transactional income	—	—	2,411	—
Realized and unrealized holding gains on investments and other	(34,146)	—	(40,579)	—
Transactional fees [3]	1,579	89	4,764	270
Income tax (provision) benefit	4	(1)	115	(32)
Total Fee Income (Loss)	(29,987)	218	(24,938)	637

General and Administrative	385	(113)	834	(285)
Depreciation and amortization	12,210	(4,611)	37,674	(14,340)
Non-real estate depreciation and amortization	—	—	—	—
Gain (loss) on disposition of properties	—	—	(9,205)	2,867
Income (Loss) before equity in earnings and noncontrolling interests	(18,740)	644	(12,129)	4,013

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(748)	—	(1,370)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$(19,488)	$644	$(13,499)	$4,013

7

Balance Sheet
Supplemental Report – September 30, 2021	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$777,991	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,100,873	Core	$42,351
Construction in progress	12,341	Fund II	76,252
Right-of-use assets - finance leases	25,086	Fund III	23,965
	3,916,291	Fund IV	76,469
Less: Accumulated depreciation and amortization	(647,718)	Total	$219,037
Operating real estate, net	3,268,573
Real estate under development	219,037	Summary of other assets, net:
Net investments in real estate	3,487,610	Deferred charges, net	$31,374
Notes receivable, net	158,468	Accrued interest receivable	19,208
Investments in and advances to unconsolidated affiliates	305,668	Due from seller	3,364
Lease intangibles, net	95,518	Prepaid expenses	17,919
Other assets, net	79,232	Other receivables	1,755
Right-of-use assets - operating leases, net	41,577	Income taxes receivable	2,142
Cash and cash equivalents	17,359	Corporate assets, net	1,745
Restricted cash	14,827	Deposits	1,725
Straight-line rents receivable, net	26,629	Total	$79,232
Rents receivable, net	17,757
Total Assets	$4,244,645

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,181,028
Unsecured notes payable, net	503,966	Summary of accounts payable and other liabilities:
Unsecured line of credit	102,905	Lease liability - finance leases, net	$6,513
Accounts payable and other liabilities	167,685	Accounts payable and accrued expenses	60,440
Lease liability - operating leases, net	39,743	Deferred income	33,498
Dividends and distributions payable	14,339	Tenant security deposits, escrow and other	12,407
Lease intangibles, net	78,012	Derivative financial instruments	54,827
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,456	Total	$167,685
Total liabilities	2,103,134
Shareholders' Equity
Common shares	88
Additional paid-in capital	1,733,448
Accumulated other comprehensive loss	(43,169)
Distributions in excess of accumulated earnings	(185,373)
Total Acadia shareholders’ equity	1,504,994
Noncontrolling interests	636,517
Total equity	2,141,511
Total liabilities and equity	$4,244,645

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – September 30, 2021	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(190,088)	$68,574
Buildings and improvements	(1,009,863)	273,205
Construction in progress	(5,876)	232
Right-of-use assets - finance leases	(4,129)	22,653
	(1,209,956)	364,664
Less: Accumulated depreciation and amortization	138,376	(58,692)
Operating real estate, net	(1,071,580)	305,972
Real estate under development	(132,027)	5,578
Net investments in real estate	(1,203,607)	311,550
Notes receivable, net	(4,005)	—
Investments in and advances to unconsolidated affiliates	(136,725)	(129,882)
Lease intangibles, net	(35,675)	5,185
Other assets, net	(649)	2,106
Right-of-use assets - operating leases, net	(2,417)	—
Cash and cash equivalents	(9,203)	6,331
Restricted cash	(11,475)	1,649
Straight-line rents receivable, net	(6,504)	4,292
Rents receivable, net	(4,567)	1,539
Total Assets	$(1,414,827)	$202,770

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(753,230)	$179,350
Unsecured notes payable, net	(83,061)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(45,087)	23,979
Lease intangibles, net	(27,241)	7,337
Lease liability - operating leases, net	(2,566)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(4,746)	7,556
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,456)
Total liabilities	(915,931)	202,770
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(498,896)	—
Total equity	(498,896)	—
Total liabilities and equity	$(1,414,827)	$202,770

9

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – September 30, 2021	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $1.0 million and $3.1 million for the three and nine months ended September 30, 2021, respectively.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.	Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.7 million and $1.4 million for the three and nine months ended September 30, 2021, respectively.
7.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)
Supplemental Report – September 30, 2021	(in thousands)

	Quarter Ended			Year to Date	Quarter Ended	Year to Date
	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2021	September 30, 2020	September 30, 2020
Funds from operations ("FFO"):
Net Income (Loss)	$5,162	$3,918	$12,069	$21,149	$(9,030)	$1,966
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	23,807	23,077	23,111	69,995	25,106	73,584
(Gain) loss on disposition on real estate properties (net of noncontrolling interest share)	(5,096)	933	—	(4,163)	(6)	(117)
Impairment charges (net of noncontrolling interest share)	—	—	2,294	2,294	—	12,400
Income (loss) attributable to noncontrolling interests' share in Operating Partnership	470	398	872	1,740	(471)	571
FFO to Common Shareholders and Common OP Unit holders	$24,343	$28,326	$38,346	$91,015	$15,599	$88,404

Less: Albertsons unrealized holding (gain) loss (net of noncontrolling interest share)	(1,738)	(688)	(13,384)	(15,810)	2,240	(16,157)
FFO before Special Items	$22,605	$27,638	$24,962	$75,205	$17,839	$72,247

Adjusted Funds from operations ("AFFO"):
FFO	$24,343	$28,326	$38,346	$91,015	$15,599	$88,404
Unrealized (gains) losses	(1,738)	(688)	(13,384)	(15,810)	2,240	(16,157)
Straight-line rent, net	(402)	(1,011)	(1,229)	(2,642)	4,549	8,682
Above/below-market rent	(1,779)	(1,917)	(1,572)	(5,268)	(2,348)	(6,419)
Amortization of finance costs	775	769	895	2,439	626	2,006
Above/below-market interest	(47)	(47)	(47)	(141)	(47)	(141)
Non-real estate depreciation	57	59	156	272	100	317
Stock-based compensation	3,861	2,237	2,242	8,340	2,047	7,588
Leasing commissions	(98)	(905)	(681)	(1,684)	(37)	(535)
Tenant improvements	(1,290)	(2,666)	(3,570)	(7,526)	(815)	(1,709)
Maintenance capital expenditures	(285)	(398)	(409)	(1,092)	(81)	(2,029)
AFFO to Common Shareholders and Common OP Unit holders	$23,397	$23,759	$20,747	$67,903	$21,833	$80,007

Total weighted-average diluted shares and OP Units	91,931	92,627	94,083	92,807	91,224	91,978

Diluted FFO per Common share and OP Unit:
FFO	$0.26	$0.31	$0.41	$0.98	$0.17	$0.96

FFO before Special Items	$0.25	$0.30	$0.27	$0.81	$0.20	$0.79

__________

11

EBITDA
Supplemental Report – September 30, 2021	(in thousands)

	Quarter Ended September 30, 2021			Year to Date September 30, 2021			Quarter Ended September 30, 2020
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$15,758	$(3,689)	$12,069	$26,587	$(5,438)	$21,149	$(3,154)	$(5,876)	$(9,030)

Adjustments:
Depreciation and amortization	19,788	3,479	23,267	59,196	11,071	70,267	20,666	4,540	25,206
Interest expense	8,143	2,338	10,481	24,365	7,096	31,461	8,295	2,246	10,541
Amortization of finance costs	703	192	895	1,843	596	2,439	425	201	626
Above/below-market interest	(47)	—	(47)	(141)	—	(141)	(47)	—	(47)
Gain on disposition of properties	—	—	—	(4,520)	(2,074)	(6,594)	—	(6)	(6)
Unrealized holding (gains) losses on investments	(13,384)	—	(13,384)	(15,810)	—	(15,810)	2,240	—	2,240
Provision for income taxes	55	1	56	287	33	320	53	7	60
Impairment charges	—	2,294	2,294	—	2,294	2,294	—	—	—
Noncontrolling interest - OP	748	—	748	1,370	—	1,370	(476)	—	(476)
EBITDA	$31,764	$4,615	$36,379	$93,177	$13,578	$106,755	$28,002	$1,112	$29,114

Adjusted EBITDA:

EBITDA	$31,764	$4,615	$36,379	$93,177	$13,578	$106,755	$28,002	$1,112	$29,114
Stock based compensation	2,242	—	2,242	8,340	—	8,340	2,047	—	2,047
Adjusted EBITDA	$34,006	$4,615	$38,621	$101,517	$13,578	$115,095	$30,049	$1,112	$31,161

12

Core Portfolio – Same Property Performance [1]
Supplemental Report – September 30, 2021	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	September 30, 2021	September 30, 2020	Favorable/ (Unfavorable)	September 30, 2021	September 30, 2020	Favorable/ (Unfavorable)

Summary
Minimum rents	$32,567	$29,830	9.2%	$98,216	$94,997	3.4%
Expense reimbursements	9,249	9,362	(1.2)%	29,091	28,269	2.9%
Other property income	469	267	75.7%	1,196	809	47.8%

Total Revenue	42,285	39,459	7.2%	128,503	124,075	3.6%

Expenses
Property operating - CAM & Real estate taxes	12,189	11,263	(8.2)%	37,170	33,847	(9.8)%
Other property operating (Non-CAM)	1,072	1,074	0.2%	2,761	2,556	(8.0)%

Total Expenses	13,261	12,337	(7.5)%	39,931	36,403	(9.7)%

Same Property NOI - Core properties	$29,024	$27,122	7.0%	$88,572	$87,672	1.0%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	2,855	1,934		6,161	6,058
Core NOI	$31,879	$29,056		$94,733	$93,730

Other same property information
Physical Occupancy at the end of the period	90.3%	90.1%
Leased Occupancy at the end of the period	92.6%	90.9%
__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
13

Fee Income by Fund
Supplemental Report – September 30, 2021	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date September 30, 2021
Asset and property management fees	$892	$437	$3,362	$4,100	$442	$9,233
Transactional fees	962	317	1,293	2,486	134	5,192
Total fees	$1,854	$754	$4,655	$6,586	$576	$14,425

Quarter Ended September 30, 2021
Asset and property management fees	$336	$43	$1,036	$1,304	$131	$2,850
Transactional fees	103	78	629	866	61	1,737
Total fees	$439	$121	$1,665	$2,170	$192	$4,587

Quarter Ended June 30, 2021
Asset and property management fees	$379	$144	$1,180	$1,380	$131	$3,214
Transactional fees	121	155	387	1,025	35	1,723
Total fees	$500	$299	$1,567	$2,405	$166	$4,937

Quarter Ended March 31, 2021
Asset and property management fees	$177	$250	$1,146	$1,416	$180	$3,169
Transactional fees	738	84	277	595	38	1,732
Total fees	$915	$334	$1,423	$2,011	$218	$4,901

14

Structured Financing Portfolio
Supplemental Report – September 30, 2021	(in thousands)

	June 30, 2021			Quarter Ended September 30, 2021					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances [1]	Conversions	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2]	$47,332	$4,153	$51,485	$42,000	$—	$89,332	$4,527	$93,859	6.38%	6.96%	Apr-20 to Sept-24

Other notes	65,462	8,424	73,886	—	(462)	65,000	9,951	74,951	8.52%	8.52%	Jan-23 to Dec-27

Total Core notes receivable	$112,794	$12,577	$125,371	$42,000	$(462)	$154,332	$14,478	$168,810	7.28%	7.62%

__________

Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$154,332
Fund Notes Receivable						1,301
Allowance for credit loss						(1,170)
Total Pro-rata Notes Receivable						$154,463

________

1.	See Transactional Activity page that follows.
2.	One Core note due April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at September 30, 2021.
3.	For more information and details of Fund notes receivable, see the Company’s latest form 10-Q or 10-K.

15

Transactional Activity
Supplemental Report – September 30, 2021	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]

Fund V:
Canton Marketplace	Canton, GA	August 20, 2021	$50,954	100.00%	$50,954	$10,242
Monroe Marketplace	Selinsgrove, PA	September 9, 2021	44,796	100.00%	44,796	9,004
			$95,750		$95,750	$19,246

DISPOSITIONS
Core:
60 Orange Street	Bloomfield, NJ	January 29, 2021	$16,400	98.00%	$—	$16,072

Fund III:
654 Broadway	New York, NY	May 19, 2021	10,000	100.00%	10,000	2,454

Fund IV:
NE Grocer Portfolio (Selected Assets)	Maine	June 18, 2021	39,925	100.00%	39,925	9,231

Fund V:
Family Center at Riverdale (Parcels)	Riverdale, UT	January 4, 2021	10,500	89.43%	9,390	1,887

			$76,825		$59,315	$29,644

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Core:
White Oak Loan	First Mortgage	April 20, 2021	$16,000	100.00%	$—	$16,000
57-63 Greene Street Loan [3]	First Mortgage	September 17, 2021	42,000	100.00%	—	42,000
			$58,000		$—	$58,000

________

1.	Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.
2.	Acquisition amounts include capitalized acquisition costs, where applicable. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
3.	Contains three separate tranches and is secured by a pledge of equity in a retail condominium unit.

16

2021 Guidance [1]
Supplemental Report – September 30, 2021	(in millions)

The Company reaffirmed its annual 2021 guidance for FFO before Special Items of $1.05 to $1.14. Additionally, the Company updated its net income and FFO to reflect the year-to-date unrealized holding gains recognized related to its investment in Albertson's through September 30, 2021. The Company has not reflected any forward-looking estimates on Albertson's in its net income and FFO guidance assumptions. The impact of such change is illustrated in the table below:

2021 Guidance
	Initial	Q2	Q3

Net (loss) earnings per share attributable to Common Shareholders	$(0.12) to $0.04	$(0.02) to $0.07	$0.12 to $0.21
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	1.22 to 1.26	1.22 to 1.26	1.22 to 1.26
Gain on disposition of properties (net of noncontrolling interests' share)	(0.05) to (0.07)	(0.05) to (0.07)	(0.05) to (0.07)
Noncontrolling interest in Operating Partnership	(0.07) to (0.09)	(0.07) to (0.09)	(0.07) to (0.09)
Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$0.98 to $1.14	$1.08 to $1.17	$1.22 to $1.31

Adjustments for Special Items:
Less: Albertsons unrealized holding gain (net of noncontrolling interest share)	—	(0.03)	(0.17)
Funds from operations before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$0.98 to $1.14	$1.05 to $1.14	$1.05 to $1.14

The guidance is based upon Acadia’s current view of existing market conditions and assumptions for the year ending December 31, 2021 and assumes no further government mandated shut-downs. Additionally, given the ongoing uncertainties resulting from the COVID-19 Pandemic, the 2021 guidance does not incorporate any assumptions involving adjustments to its straight-line rent reserves or predictions of the variability that inherently results from those tenants that are, or may be subsequently classified, on the cash basis of accounting. The impact of such amounts could be material. Accordingly, the Company will update its guidance throughout 2021, as appropriate to reflect such items.

Other assumptions for 2021 guidance include the following (at the Company’s pro-rata share):

	Initial		Q1 Revision		Q2 Revision
	Low	High	Low	High	Low	High

Interest income (Structured Finance Portfolio)	$6	$8	$6	$8	$7	$9
Fund fee income, net	16	19	16	19	17	18
Core and Fund transactional income [1]	5	12	—	12	—	7
Interest expense, net of capitalized interest [2]	(47)	(49)	(47)	(49)	(46)	(47)

_________

1.

2021 FFO before Special Items guidance assumes the continued monetization of shares in Albertsons but excludes any unrealized mark-to-market adjustments on Albertsons shares. 2020 FFO before Special Items includes the realized gains on the sale of Albertsons shares.

2.	Includes above/below market interest, amortization of finance costs and finance lease interest, net of capitalized interest.

17

Net Asset Valuation Information
Supplemental Report – September 30, 2021	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$31,879	N/A	$711	$5,364	$13,373
Less:
Net operating (income) loss from properties sold or under contract	—	N/A	—	—	—
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(2,779)	N/A	(711)	46	—
Net Operating Income of stabilized assets	$29,100	N/A	$—	$5,410	$13,373

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A	$27,104	$42,492	$—
Development and redevelopment projects [4]	193,164	N/A	4,490	26,217	—
Total Costs to Date	$193,164	N/A	$31,594	$68,709	$—

Debt (Pro Rata)	$861,039	$79,750	$14,169	$76,325	$105,734

__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $552.5 million and debt of $296.5 million.
3.

Pre-stabilized assets consist of the following projects for Fund III: 640 Broadway and Cortlandt Crossing; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street, 146 Geary Street and 1035 Third Avenue.

4.	Includes incremental costs; excludes initial carrying value. See “Development and Redevelopment Activity” page in this Supplemental Report.
18

Selected Financial Ratios
Supplemental Report – September 30, 2021	(in thousands)

	Quarter Ended September 30,				Year to Date September 30,					Quarter Ended
COVERAGE RATIOS [1]	2021		2020		2021		2020		LEVERAGE RATIOS	September 30, 2021		June 30, 2021
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$31,764		$28,002		$93,177		$93,690		Debt + Preferred Equity (Preferred O.P. Units)	$1,146,500		$1,090,138
Interest expense	8,143		8,295		24,365		24,193		Total Market Capitalization	3,056,080		3,144,869
Principal Amortization	1,074		1,011		3,155		3,081		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		369		372		Total Market Capitalization	38%		35%
Fixed-Charge Coverage Ratio - Core Portfolio	3.4	x	3.0	x	3.3	x	3.4	x

EBITDA divided by:	$36,379		$29,114		$106,755		$104,243		Debt [6]	$1,132,013		$1,072,331
Interest expense	10,481		10,541		31,461		30,985		Total Market Capitalization	3,056,080		3,144,869
Principal Amortization	1,381		1,139		4,212		3,525		Net Debt + Preferred Equity/
Preferred Dividends	123		4		369		372		Total Market Capitalization	37%		34%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.0	x	2.5	x	3.0	x	3.0	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$861,039		$820,604
									Net debt [5]	850,285		810,554
Dividends declared (per share/OP Unit)	$0.15				$0.45				EBITDA	124,829		122,749
									Adjusted EBITDA	133,797		131,697
Dividends (Shares) & Distributions (OP Units) declared	$14,437				$42,745				Debt/EBITDA - Core Portfolio	6.9	x	6.7	x
FFO	38,346				91,015				Debt/Adjusted EBITDA - Core Portfolio	6.4	x	6.2	x
FFO Payout Ratio [8]	38%		N/A		47%		N/A		Net Debt/EBITDA - Core Portfolio	6.8	x	6.6	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.4	x	6.2	x
AFFO [7]	20,747				67,903				Core and Funds:
AFFO Payout Ratio	70%		N/A		63%		N/A		Debt [4]	$1,137,017		$1,079,935
									Net debt [6]	1,122,530		1,062,128
FFO Before Special Items	24,962				75,205				EBITDA	142,942		139,651
FFO Before Special Items Payout Ratio	58%		N/A		57%		N/A		Adjusted EBITDA	151,910		148,599
									Debt/EBITDA - Core and Funds	8.0	x	7.7	x
									Debt/Adjusted EBITDA - Core and Funds	7.5	x	7.3	x
									Net Debt/EBITDA - Core and Funds	7.9	x	7.6	x
									Net Debt/ Adjusted EBITDA - Core and Funds	7.4	x	7.1	x

19

Selected Financial Ratios
Supplemental Report – September 30, 2021	(in thousands)

__________

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.
7.

Prior periods updated to include an adjustment for stock-based compensation, see Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

8.

Beginning with the second quarter of 2020 and through the fourth quarter of 2020, the Board of Trustees temporarily suspended distributions on common shares and common units. The regular quarterly distribution was reinstated in the first quarter of 2021.

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	September 30, 2021	Dec 31, 2020	September 30, 2021	Dec 31, 2020

Core EBITDA as reported	$31,764	$125,517	$31,764	$125,517
Add back: Stock-based compensation, net of employee equity elections	—	—	2,242	9,572
Subtract: Credit loss recoveries in Q3	(1,344)	—	(1,344)	—
Subtotal	30,420	125,517	32,662	135,089

Annualized Core EBITDA	121,680	125,517	130,648	135,089
Add back: Year to date credit loss recoveries	3,149	—	3,149	—
Annualized Core EBITDA	124,829	125,517	133,797	135,089

Funds EBITDA as reported	4,615	14,245	4,615	14,245
Subtract: Credit loss recoveries in Q3	(255)	—	(255)	—
Subtotal	4,360	14,245	4,360	14,245

Annualized Fund EBITDA	17,440	14,245	17,440	14,245
Add back: Year to date credit loss recoveries	673	—	673	—
Annualized Fund EBITDA	18,113	14,245	18,113	14,245
Annualized EBITDA Core and Funds	$142,942	$139,762	$151,910	$149,334

20

Portfolio Debt - Summary
Supplemental Report – September 30, 2021	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$502,905	4.1%	4.6	$—	3.8%	3.6	$502,905	45%	4.1%	4.6	$—	$—	$502,905
Variable-Rate Debt [5]	—	—%	—	26,097	2.1%	0.7	26,097	2%	2.1%	0.7	83,061	—	109,158
								47%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	325,283	4.1%	4.9	108,059	3.5%	2.6	433,342	38%	3.9%	4.3	324,243	(141,832)	615,753
Variable-Rate Debt [5]	32,851	1.8%	1.8	141,822	3.5%	0.8	174,673	15%	3.2%	1.0	431,826	(38,106)	568,393
								53%

Total	$861,039	4.0%	4.6	$275,978	3.4%	1.5	$1,137,017	100%	3.9%	3.8	$839,130	$(179,938)	1,796,209

Unamortized premium													471
Net unamortized loan costs													(8,781)
Total													$1,787,899

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

21

Portfolio Debt - Detail
Supplemental Report – September 30, 2021	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2021	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$8,076	100.00%	8,076	4.66%	02/01/24	None
Crossroads Shopping Center		62,627	49.00%	30,687	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		15,577	50.00%	7,789	4.72%	12/10/27	None
State & Washington		22,843	100.00%	22,843	4.40%	09/05/28	None
239 Greenwich Avenue		25,832	75.00%	19,374	3.88%	01/10/29	None
North & Kingsbury		11,440	100.00%	11,440	4.01%	11/05/29	None
151 North State Street		13,003	100.00%	13,003	4.03%	12/01/29	None
Concord & Milwaukee		2,505	100.00%	2,505	4.40%	06/01/30	None
California & Armitage		2,361	100.00%	2,361	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		502,905	100.00%	502,905	4.10%	Various
Secured interest rate swaps [1]		91,627	89.72%	82,209	3.79%	Various

Sub-Total Fixed-Rate Debt		892,296		828,188	4.09%

Secured Variable-Rate Debt
3104 M Street [2]		4,254	20.00%	851	Prime+50	12/10/21	None
28 Jericho Turnpike		12,491	100.00%	12,491	LIBOR+190	01/23/23	None
Gotham Plaza		18,466	49.00%	9,048	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		10,670	100.00%	10,670	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(91,627)	89.72%	(82,209)	LIBOR+371	Various

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		102,905	100.00%	102,905	LIBOR+140	06/29/25	2 x 6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	LIBOR+155	06/29/26	None
Unsecured interest rate swaps [1]		(502,905)	100.00%	(502,905)	LIBOR+401	Various

Sub-Total Variable-Rate Debt		164,254		32,851	LIBOR+175

Total Debt - Core Portfolio		$1,056,550		$861,039	4.01%

Funds
Fixed-Rate Debt
Canton Marketplace	Fund V	31,801	20.10%	6,392	3.35%	05/01/23	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	16,000	20.81%	3,330	3.75%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	487,369	20.13%	98,104	3.51%	Various
Sub-Total Fixed-Rate Debt		536,290		108,059	3.51%

Variable-Rate Debt
City Point [5]	Fund II	18,564	26.67%	4,951	LIBOR+139	11/01/21	None
Restaurants at Fort Point	Fund IV	5,873	23.12%	1,358	LIBOR+235	11/25/21	None
Eden Square [4]	Fund IV	23,069	22.78%	5,255	LIBOR+215	12/01/21	None
Promenade at Manassas [4]	Fund IV	27,480	22.78%	6,260	LIBOR+175	12/05/21	2 x 12 mos.
22

Portfolio Debt - Detail
Supplemental Report – September 30, 2021	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2021	Percent	Amount	Rate	Maturity	Options

17 E. 71st Street	Fund IV	11,948	23.12%	2,762	LIBOR+300	12/09/21	None
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	LIBOR+190	12/30/21	None
Acadia Strategic Opportunity IV LLC [5]	Fund IV	64,225	23.12%	14,849	LIBOR+250	12/31/21	1 x 6 mos.
New Towne Center	Fund V	16,361	20.10%	3,289	LIBOR+220	02/01/22	1 x 12 mos.
Wake Forest Crossing	Fund IV	20,951	23.12%	4,844	LIBOR+160	02/14/22	None
City Point Phase III [4]	Fund II	37,970	26.67%	10,127	LIBOR+300	03/01/22	2 x 12 mos.
Lincoln Place	Fund IV	22,964	23.12%	5,309	LIBOR+185	03/13/22	None
Dauphin Plaza	Fund IV	9,319	23.12%	2,155	LIBOR+200	04/01/22	None
Dauphin Plaza - Second Mortgage	Fund IV	2,885	23.12%	667	LIBOR+200	04/01/22	None
Paramus Plaza [4]	Fund IV	23,800	11.56%	2,751	LIBOR+175	04/26/22	None
Acadia Strategic Opportunity Fund V LLC	Fund V	68,076	20.10%	13,683	LIBOR+190	05/02/22	None
Riverdale [4]	Fund V	24,361	17.97%	4,379	LIBOR+170	05/28/22	2 x 12 mos.
Fairlane Green	Fund V	33,637	20.10%	6,761	LIBOR+190	06/05/22	1 x 12 mos.
Trussville Promenade	Fund V	29,280	20.10%	5,885	LIBOR+185	06/15/22	1 x 12 mos.
Cortlandt Crossing	Fund III	35,033	24.54%	8,597	LIBOR+275	06/19/22	None
640 Broadway [4]	Fund III	35,970	15.49%	5,572	LIBOR+310	07/09/22	1 x 12 mos.
City Point [4]	Fund II	200,000	26.67%	53,340	Prime+200	08/17/22	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+225	09/20/22	None
Broughton Street Portfolio [5]	Fund IV	25,844	23.12%	5,975	LIBOR+300	10/31/22	None
Mayfair Center	Fund IV	11,366	23.12%	2,628	LIBOR+200	12/01/22	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	52,000	23.12%	12,022	LIBOR+310	12/09/22	1 x 12 mos.
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
146 Geary Street	Fund IV	19,338	23.12%	4,471	LIBOR+365	07/15/23	None
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	29,318	20.10%	5,893	LIBOR+190	10/05/24	None
Tri-City Plaza [4]	Fund V	38,670	18.09%	6,995	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Frederick County Square [4]	Fund V	21,857	18.09%	3,954	LIBOR+240	01/01/25	1 x 12 mos.
1964 Union Street [4]	Fund IV	1,427	20.80%	297	LIBOR+225	10/01/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,570	20.80%	1,159	LIBOR+225	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	(487,369)	20.13%	(98,104)	LIBOR+342	Various
Sub-Total Variable-Rate Debt		713,520		167,919	LIBOR+322
Total Debt - Funds		$1,249,810		$275,978	3.38%
Total Debt - Core Portfolio and Funds		$2,306,360		$1,137,017	3.85%

_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.

2.	Bears interest at the greater of 4% or the Prime Rate, plus 50 basis points.
3.	The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	Bears interest at the greater of 0.25% or the LIBOR, plus the indicated spread.

23

Future Debt Maturities [1]
Supplemental Report – September 30, 2021	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$1,451	$4,220	$5,671	$1,081	$844	$1,925	3.75%	n/a	3.75%
2022	5,792	—	5,792	4,394	—	4,394	n/a	n/a	n/a
2023	5,019	189,284	194,303	3,781	52,362	56,143	4.01%	4.01%	n/a
2024	4,241	65,714	69,955	3,294	35,940	39,234	4.09%	4.09%	n/a
2025	3,262	236,405	239,667	2,860	227,901	230,761	4.14%	4.14%	n/a
Thereafter	11,390	529,772	541,162	10,390	518,192	528,582	4.13%	4.13%	n/a
Total	$31,155	$1,025,395	$1,056,550	$25,800	$835,239	$861,039

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$1,624	$150,935	$152,559	$360	$35,385	$35,745	3.10%	2.88%	3.13%
2022	4,474	686,966	691,440	945	158,672	159,617	3.57%	3.39%	3.61%
2023	5,147	92,085	97,232	1,019	19,093	20,112	3.72%	3.72%	3.73%
2024	3,849	260,455	264,304	761	51,125	51,886	3.20%	3.20%	n/a
2025	635	24,225	24,860	132	4,447	4,579	3.98%	4.03%	3.15%
Thereafter	256	19,159	19,415	52	3,987	4,039	3.61%	3.75%	3.20%
Total	$15,985	$1,233,825	$1,249,810	$3,269	$272,709	$275,978

__________

1.	Does not include any applicable extension options or subsequent refinancing.

24

Future Debt Maturities – As Extended [1]
Supplemental Report – September 30, 2021	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$1,451	$4,220	$5,671	$1,081	$844	$1,925	3.75%	n/a	3.75%
2022	5,792	—	5,792	4,394	—	4,394	n/a	n/a	n/a
2023	5,019	189,284	194,303	3,781	52,362	56,143	4.01%	4.01%	n/a
2024	4,241	65,714	69,955	3,294	35,940	39,234	4.09%	4.09%	n/a
2025	3,262	133,500	136,762	2,860	124,996	127,856	4.18%	4.18%	n/a
Thereafter	11,390	632,677	644,067	10,389	621,098	631,487	4.13%	4.13%	n/a
Total	$31,155	$1,025,395	$1,056,550	$25,799	$835,240	$861,039

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$1,624	$86,710	$88,334	$360	$20,537	$20,897	3.35%	2.88%	3.50%
2022	4,472	535,846	540,318	944	127,497	128,441	3.63%	3.89%	3.61%
2023	5,146	217,521	222,667	1,019	44,218	45,237	3.64%	3.98%	3.29%
2024	3,850	350,364	354,214	761	72,024	72,785	3.29%	3.32%	3.08%
2025	635	24,225	24,860	132	4,447	4,579	3.98%	4.03%	3.15%
Thereafter	258	19,159	19,417	52	3,987	4,039	3.61%	3.75%	3.20%
Total	$15,985	$1,233,825	$1,249,810	$3,268	$272,710	$275,978

1.	Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.

25

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2021

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$3,282,187	$180.93
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,450,630	96.98
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	84.9%	—%	—%	84.9%	88.2%	6,290,287	183.46
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	86.2%	—%	—%	86.2%	86.2%	1,574,714	39.50
Clark Street and W. Diversey Collection (4 properties)	Starbucks	2011 2012	100.0%	53,277	—	—	53,277	64.6%	—%	—%	64.6%	68.3%	1,399,585	40.64
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	52,804	—	—	52,804	95.7%	—%	—%	95.7%	95.7%	2,420,705	47.90
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	92.1%	63.5%	63.5%	938,979	29.60
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,327,875	42.25
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy	2016	100.0%	41,700	—	—	41,700	69.0%	—%	—%	69.0%	69.0%	1,145,821	39.81
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	86.3%	—%	—%	86.3%	100.0%	370,571	32.78
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	679,091	52.67
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	608,958	33.59
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	95.4%	—%	—%	95.4%	95.4%	6,414,259	38.18
				657,267	—	84,066	741,333	89.0%	—%	67.3%	86.5%	87.5%	38,333,662	59.77
New York Metro
Soho Collection (11 properties)	Faherty, ALC Stone Island, Taft, Frame, Theory	2011 2014 2019 2020	100.0%	35,070	—	—	35,070	75.8%	—%	—%	75.8%	75.8%	7,758,107	291.82
5-7 East 17th Street	—	2008	100.0%	9,536	—	—	9,536	—%	—%	—%	—%	—%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	39.1%	—%	—%	39.1%	78.2%	1,087,972	474.68
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	294,950	85.00
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	980,044	85.12
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	80.0%	80.0%	80.0%	368,873	31.59

26

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2021

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,741,068	105.18
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	846,873	106.04
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	44.1%	73.9%	100.0%	768,172	25.60
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	838,855	413.03
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	2,052,536	185.94
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,175,271	40.37
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	2,919,899	426.43
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,333,374	33.44
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,922	25,922	—%	—%	59.8%	59.8%	91.5%	1,033,008	66.64
				119,973	86,950	135,928	342,851	79.1%	100.0%	82.4%	85.7%	92.7%	26,303,162	89.51
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,294,065	42.29
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,294,065	42.29
Los Angeles Metro
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,573,131	183.80
				14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,573,131	183.80
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	58.7%	—%	—%	58.7%	58.7%	781,727	64.46
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	80.7%	89.1%	100.0%	1,632,107	31.76
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, CB2 Rag and Bone, The Reformation	2011 2016 2019	24.8%	242,562	—	—	242,562	71.2%	—%	—%	71.2%	72.7%	11,509,269	66.64
				263,231	25,134	32,533	320,898	70.2%	100.0%	80.7%	73.6%	76.7%	13,923,103	58.94
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,320,045	24.34
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	286,051	272.43
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,606,096	29.06

Total Street and Urban Retail				1,055,521	272,746	294,923	1,623,190	83.3%	100.0%	80.4%	85.6%	88.1%	$89,033,219	$64.07

Acadia Share Total Street and Urban Retail				858,923	272,746	281,703	1,409,803	85.8%	100.0%	81.4%	87.6%	90.1%	$78,958,937	$63.90

27

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2021

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
SUBURBAN PROPERTIES
New Jersey
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	75.0%	86.2%	86.2%	1,349,423	14.98

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	96.1%	96.1%	96.1%	2,844,433	33.96
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	88.3%	95.5%	98.8%	3,238,162	27.48
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	66.1%	86.1%	86.1%	1,858,892	34.12
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,067	311,794	—%	100.0%	50.1%	82.6%	87.1%	5,909,853	22.96
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	16,643	258,701	—%	94.8%	100.0%	95.2%	95.2%	2,236,063	9.08
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	57.1%	75.1%	75.1%	2,267,989	33.35

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	100.0%	100.0%	100.0%	1,899,053	17.46

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,406,392	10.82
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	85.7%	96.0%	96.0%	1,963,579	9.38
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	94.9%	98.6%	98.6%	2,175,331	21.75

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	92.5%	96.4%	96.4%	1,191,981	12.49

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,352	112,782	236,134	—%	41.5%	74.0%	57.0%	78.8%	2,154,843	16.00

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,588	235,427	—%	80.9%	73.2%	78.2%	86.9%	3,189,788	17.32

28

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2021

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	100.0%	—	751,455	48,608	800,063	—%	94.2%	91.4%	94.0%	94.0%	12,735,493	16.94
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	95.5%	97.4%	97.4%	3,157,072	31.77
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	30.1%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	909,901	5.82
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	89.0%	89.0%	100.0%	820,709	25.26
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,304,153	22.01

Total Suburban Properties				—	2,921,357	995,036	3,916,393	—%	94.6%	80.0%	90.9%	93.3%	$58,729,001	$17.65

Acadia Share Total Suburban Properties				—	2,817,966	939,412	3,757,378	—%	94.4%	81.8%	91.2%	93.6%	$55,714,976	$17.43

Total Core Properties				1,055,521	3,194,103	1,289,959	5,539,583	83.3%	95.1%	80.1%	89.3%	91.8%	$147,762,220	$31.30

Acadia Share Total Core Properties				858,923	3,090,712	1,221,115	5,170,750	85.8%	94.9%	81.7%	90.3%	92.6%	$134,673,913	$30.35

__________

1.

Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 square feet of office GLA.
4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

29

Core Portfolio – Top Tenants [1]
Supplemental Report – September 30, 2021	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	431,480	$8,126,134	8.3%	6.0%
Walgreens	6	95,189	4,011,379	1.8%	3.0%
Bed, Bath, and Beyond [2]	3	172,432	3,942,421	3.3%	2.9%
Nordstrom Rack, Inc.	2	88,982	3,515,492	1.7%	2.6%
Royal Ahold [3]	3	155,461	3,268,460	3.0%	2.4%
TJX Companies [4]	8	229,043	2,765,292	4.4%	2.1%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.9%
Lululemon	2	7,533	2,475,850	0.1%	1.8%
Trader Joe's	3	40,862	2,357,003	0.8%	1.8%
PetSmart, Inc.	3	55,867	2,314,710	1.1%	1.7%
Fast Retailing [5]	2	32,013	2,309,129	0.6%	1.7%
Gap [6]	3	44,895	2,133,405	0.9%	1.6%
Albertsons Companies[7]	2	123,409	1,980,640	2.4%	1.5%
Bob's Discount Furniture	2	68,793	1,843,336	1.3%	1.4%
Tapestry [8]	2	4,250	1,646,814	0.1%	1.2%
Dick's Sporting Goods, Inc	2	98,805	1,519,874	1.9%	1.1%
DSW	2	35,842	1,478,679	0.7%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,472,169	0.6%	1.1%
JP Morgan Chase	6	21,721	1,403,838	0.4%	1.0%
Citibank	4	16,160	1,299,224	0.3%	1.0%
TOTAL	63	1,854,234	$52,388,636	35.6%	38.9%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
3.	Stop and Shop (3 locations)
4.	TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
5.	Uniqlo (1 location), Theory (1 location)
6.	Old Navy (2 locations), Banana Republic (1 location)
7.	Shaw’s (2 locations)
8.	Kate Spade (2 locations)
30

Core Portfolio – Lease Expirations
Supplemental Report – September 30, 2021	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	574	0.1%	$119.97	0.1%	—	—	—%	$—	—%
2021	1	2,400	0.3%	82.92	0.3%	1	46,407	1.7%	41.75	4.6%
2022	18	71,960	9.8%	81.99	9.7%	3	129,188	4.8%	19.95	6.2%
2023	19	134,807	18.3%	84.06	18.6%	7	385,000	14.4%	19.25	17.7%
2024	11	52,552	7.1%	99.59	8.6%	12	492,207	18.4%	14.15	16.6%
2025	20	78,349	10.6%	127.38	16.3%	9	376,598	14.1%	18.65	16.8%
2026	25	73,201	9.9%	126.75	15.2%	10	444,889	16.6%	10.66	11.3%
2027	7	14,613	2.0%	125.13	3.0%	1	49,355	1.8%	5.62	0.7%
2028	7	154,571	21.0%	42.57	10.8%	7	490,043	18.3%	12.84	15.0%
2029	12	36,480	4.9%	85.39	5.1%	5	182,205	6.8%	16.04	7.0%
2030	6	45,707	6.2%	46.66	3.5%	—	—	—%	—	—%
Thereafter	8	71,949	9.8%	74.98	8.8%	5	81,942	3.1%	21.38	4.1%
Total	136	737,163	100.0%	$82.81	100.0%	60	2,677,834	100.0%	$15.57	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		121,760					157,962
Total Square Feet		858,923					3,090,712

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	4	4,715	0.5%	$27.68	0.4%	6	5,289	0.1%	$37.69	0.1%
2021	5	16,821	1.7%	29.14	1.5%	7	65,628	1.5%	40.02	2.0%
2022	30	83,090	8.3%	37.95	9.9%	51	284,238	6.4%	40.92	8.6%
2023	35	127,351	12.8%	30.03	12.1%	61	647,158	14.7%	34.87	16.8%
2024	33	140,356	14.1%	26.30	11.6%	56	685,115	15.5%	23.19	11.8%
2025	34	115,298	11.6%	29.29	10.6%	63	570,245	12.9%	35.74	15.1%
2026	35	143,815	14.4%	27.11	12.3%	70	661,905	15.0%	27.07	13.3%
2027	20	75,258	7.5%	31.07	7.4%	28	139,226	3.2%	31.92	3.3%
2028	22	94,967	9.5%	39.34	11.8%	36	739,581	16.8%	22.45	12.3%
2029	10	27,478	2.8%	28.64	2.5%	27	246,163	5.6%	27.73	5.1%
2030	12	43,355	4.3%	44.81	6.1%	18	89,062	2.0%	45.76	3.0%
Thereafter	24	125,251	12.5%	34.81	13.8%	37	279,142	6.3%	41.22	8.6%
Total	264	997,755	100.0%	$31.80	100.0%	460	4,412,752	100.0%	$30.35	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		223,360					503,082
Total Square Feet		1,221,115					5,170,750

_________

1.	Leases currently under month to month or in process of renewal
31

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – September 30, 2021

	Quarter Ended						Year to Date
	March 31, 2021		June 30, 2021		September 30, 2021		September 30, 2021
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	4	4	2	2	3	3	9	9
GLA	30,520	30,520	4,277	4,277	8,695	8,695	43,492	43,492
New base rent	$26.86	$20.42	$33.96	$32.73	$47.65	$43.32	$31.71	$26.21
Previous base rent	$19.41	$21.82	$30.44	$33.46	$32.86	$39.15	$23.18	$26.43
Average cost per square foot	$29.83	$29.83	$10.95	$10.95	$61.39	$61.39	$34.28	$34.28
Weighted Average Lease Term (years)	12.7	12.7	7.9	7.9	10.0	10.0	11.7	11.7
Percentage growth in base rent	38.4%	(6.4)%	11.6%	(2.2)%	45.0%	10.7%	36.8%	(0.8)%

Renewal Leases
Number of renewal leases executed	7	7	17	17	12	12	36	36
GLA	29,026	29,026	222,455	222,455	35,443	35,443	286,924	286,924
New base rent	$34.60	$33.93	$20.13	$20.05	$57.17	$56.41	$26.17	$25.95
Expiring base rent	$30.41	$31.83	$18.71	$19.67	$50.03	$50.90	$23.76	$24.76
Average cost per square foot	$—	$—	$0.07	$0.07	$16.93	$16.93	$2.15	$2.15
Weighted Average Lease Term (years)	5.5	5.5	4.5	4.5	4.5	4.5	4.6	4.6
Percentage growth in base rent	13.8%	6.6%	7.6%	1.9%	14.3%	10.8%	10.1%	4.8%

Total New and Renewal Leases
Number of new and renewal leases executed	11	11	19	19	15	15	45	45
GLA commencing	59,546	59,546	226,732	226,732	44,138	44,138	330,416	330,416
New base rent	$30.63	$27.01	$20.39	$20.29	$55.29	$53.83	$26.90	$25.98
Expiring base rent	$24.77	$26.70	$18.93	$19.93	$46.65	$48.59	$23.69	$24.98
Average cost per square foot	$15.29	$15.29	$0.28	$0.28	$25.69	$25.69	$6.38	$6.38
Weighted Average Lease Term (years)	9.2	9.2	4.6	4.6	5.6	5.6	5.5	5.5
Percentage growth in base rent	23.7%	1.1%	7.7%	1.8%	18.5%	10.8%	13.6%	4.0%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

32

Core Portfolio – Capital Expenditures
Supplemental Report – September 30, 2021

	Quarter Ended			Year to Date
	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2021	December 31, 2020
Leasing Commissions	$98	$905	$681	$1,684	$1,985
Tenant Improvements	1,290	2,666	3,570	7,526	4,003
Maintenance Capital Expenditures	285	398	409	1,092	3,173
Total Capital Expenditures	$1,673	$3,969	$4,660	$10,302	$9,161

33

Fund Overview
Supplemental Report – September 30, 2021

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$376.6	Million	$448.1	Million	$488.1	Million	$226.2	Million	$1,625.6	Million
Cumulative Net Distributions [3]	$195.4	Million	$169.8	Million	$576.0	Million	$193.1	Million	$42.8	Million	$1,177.1	Million
Net Distributions/Contributions	225.6%		45.1%		128.5%		39.6%		18.9%		72.4%
Unfunded Commitment [4]	$0.0	Million	$8.7	Million	$1.9	Million	$41.9	Million	$293.8	Million	$346.3	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$128.7	Million	$128.7	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2022
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		1.0% in 2021, 0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6 of the investment period (August 26, 2021-August 25, 2022); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020 and 2021 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $41.9 million of general reserves.
7.	Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

34

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2021

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	Target, Alamo Drafthouse	2007	94.2%	—	289,464	180,054	469,518	—%	56.6%	24.5%	44.3%	56.3%	$5,868,086	$28.24

Total - Fund II				—	289,464	180,054	469,518	—%	56.6%	24.5%	44.3%	56.3%	$5,868,086	$28.24

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	84.8%	—%	—%	84.8%	100.0%	$920,852	$234.32
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	92,868	31,406	124,274	—%	100.0%	34.6%	83.5%	93.5%	2,902,195	27.97

Total - Fund III				4,637	92,868	31,406	128,911	84.8%	100.0%	34.6%	83.5%	93.8%	$3,823,047	$35.51

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,087,557	247.58
1035 Third Avenue [2]	─	2015	100.0%	7,634	—	—	7,634	60.5%	—%	—%	60.5%	100.0%	892,621	193.17

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,233,834	21.07

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,030,234	65.57

NORTHEAST

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	100,970	215,735	—%	100.0%	83.4%	92.2%	92.2%	1,911,313	9.61
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	34,806	80,605	115,411	—%	100.0%	92.4%	94.7%	94.7%	1,907,412	17.45

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.4%	85.4%	2,025,172	14.79

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	100.0%	97.0%	99.2%	99.2%	3,625,207	13.01

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,933	229,936	—%	100.0%	77.7%	89.0%	91.0%	3,085,611	15.09

MIDWEST
Illinois
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	90.5%	95.6%	95.6%	3,059,622	11.77

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2021

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	96,331	—	—	96,331	81.1%	—%	—%	81.1%	86.3%	2,741,904	35.08

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	88,972	202,325	—%	100.0%	90.7%	95.9%	97.6%	2,970,152	15.31

WEST
California
146 Geary Street	─	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,148	—	—	7,148	66.7%	—%	—%	66.7%	66.7%	524,919	110.16

Total - Fund IV				155,929	875,124	755,045	1,786,098	71.6%	100.0%	87.5%	92.2%	93.2%	$29,095,558	$17.66

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	79.1%	93.5%	97.3%	$3,749,930	$17.90

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	90.4%	97.6%	97.6%	2,349,445	12.44
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	160,235	270,151	—%	74.5%	84.3%	80.3%	80.3%	4,355,071	20.08

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	250,698	279,113	529,811	—%	94.1%	71.6%	82.3%	88.9%	6,388,018	14.65

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods	2019	90.0%	—	129,940	172,948	302,888	—%	100.0%	82.0%	89.7%	90.4%	3,930,137	14.47

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,269	371,645	—%	100.0%	95.9%	98.8%	98.8%	4,097,572	11.16

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,471	461,941	—%	100.0%	69.4%	82.3%	90.2%	5,032,634	13.24

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Bed Bath & Beyond, Ross Dress for Less	2019	100.0%	—	87,883	316,925	404,808	—%	68.2%	88.3%	83.9%	92.9%	7,220,971	21.26

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	90.0%	94.3%	96.3%	3,269,417	20.19

36

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2021

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	86.9%	91.8%	88.3%	100.0%	4,024,352	11.97

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	78.3%	95.4%	95.4%	4,464,027	10.09

Georgia
Canton Marketplace	Dick's, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,409	351,978	—%	100.0%	78.4%	86.5%	86.9%	5,190,333	17.04
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	96.7%	98.6%	100.0%	4,332,058	12.11

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	86.1%	83.7%	85.0%	95.0%	4,388,580	21.33

Utah
Family Center at Riverdale	Target, Sportman's Warehouse	2019	89.4%	—	256,352	115,719	372,071	—%	80.6%	97.7%	85.9%	85.9%	3,332,384	10.42

Total - Fund V				—	2,772,323	2,331,366	5,103,689	—%	93.7%	83.2%	88.9%	92.8%	$66,124,929	$14.57

TOTAL FUND PROPERTIES				160,566	4,029,779	3,297,871	7,488,216	72.0%	92.6%	80.5%	86.8%	90.6%	$104,911,620	$16.14

Acadia Share of Total Fund Properties				36,574	846,004	686,582	1,569,160	71.9%	92.1%	79.5%	86.1%	90.0%	$21,984,352	$16.27

__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

37

Fund Lease Expirations
Supplemental Report – September 30, 2021	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2021	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2022	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2023	—	—	—%	—	—	—%	2	161	0.6%	42,428	263.53	5.0%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2026	1	655	1.2%	67,187	102.58	4.3%	—	—	—%	—	—	—%
2027	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2028	2	5,951	10.7%	391,648	65.81	25.0%	2	6,318	24.3%	185,360	29.34	21.7%
2029	1	254	0.5%	49,462	194.73	3.2%	1	490	1.9%	29,400	60.00	3.4%
2030	—	—	—%	0	—	—%	3	1,682	6.5%	94,461	56.16	11.1%
Thereafter	4	48,617	87.6%	1,058,482	21.77	67.5%	3	17,376	66.7%	502,121	28.90	58.8%
Total	8	55,477	100.0%	$1,566,779	$28.24	100.0%	11	26,027	100.0%	$853,770	$32.80	100.0%

		69,884	Total Vacant					5,139	Total Vacant
		125,361	Total Square Feet					31,166	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	1	1,109	0.3%	$6,442	$5.81	0.1%	5	2,351	0.3%	$36,921	$15.70	0.3%
2021	3	1,451	0.4%	22,228	15.32	0.4%	8	4,343	0.5%	86,397	19.89	0.6%
2022	20	24,361	6.8%	396,150	16.26	6.3%	46	51,428	5.6%	1,049,104	20.40	7.9%
2023	17	14,367	4.0%	217,864	15.16	3.5%	57	87,117	9.6%	1,549,385	17.79	11.7%
2024	11	6,307	1.8%	114,090	18.09	1.8%	67	166,431	18.3%	2,498,223	15.01	18.8%
2025	28	27,934	7.8%	1,034,092	37.02	16.5%	66	198,052	21.7%	2,599,434	13.13	19.6%
2026	25	34,163	9.5%	747,667	21.89	11.9%	53	63,034	6.9%	1,233,722	19.57	9.3%
2027	15	19,969	5.6%	395,132	19.79	6.3%	22	90,089	9.9%	833,874	9.26	6.3%
2028	10	25,922	7.2%	341,610	13.18	5.4%	19	40,236	4.4%	702,611	17.46	5.3%
2029	15	62,091	17.3%	1,039,940	16.75	16.6%	20	66,682	7.3%	721,084	10.81	5.4%
2030	10	17,470	4.9%	313,584	17.95	5.0%	22	49,806	5.5%	717,146	14.40	5.4%
Thereafter	22	123,047	34.4%	1,641,599	13.34	26.2%	26	91,876	10.0%	1,265,504	13.77	9.4%
Total	177	358,191	100.0%	$6,270,398	$17.50	100.0%	411	911,445	100.0%	$13,293,405	$14.58	100.0%

		31,359	Total Vacant					111,638	Total Vacant
		389,550	Total Square Feet					1,023,083	Total Square Feet

__________

1.	Leases currently under month to month or in process of renewal
38

Development and Redevelopment Activity
Supplemental Report – September 30, 2021

				Est. SQFT				Acquisition & Development Costs [1]
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Occupied/Leased Rate	Key Tenants	Description	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2023	29,000	—	TBD	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$5.8	$26.9	to	$27.7	$32.7	to	$33.5

FUND II
City Point Phase III [3]	94.2%	Brooklyn, NY	2021	72,000	0%/88%	BASIS Independent Schools	Discretionary spend upon securing tenant(s) for lease up	56.3	9.7	to	12.7	66.0	to	69.0

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	24.0	26.0	to	36.0	50.0	to	60.0

FUND IV
717 N. Michigan Avenue	100.0%	Chicago, IL	2025	62,000	—	TBD	Discretionary spend upon securing tenant(s) for lease up	116.5	12.0	to	19.5	128.5	to	136.0
								$202.6	$74.6		$95.9	$277.2		$298.5
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2024	241,000	72%/99%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$200.5	$9.3	to	$12.3	$209.8	to	$212.8
Elmwood Park	100.0%	Elmwood Park, NJ	2022	144,000	75%/85%	Lidl	Re-tenanting and split of former 48,000 square foot Acme with 28,000 square foot Lidl and 20,000 square feet of remaining for discretionary spend; façade upgrade	2.1	2.9	to	3.4	5.0	to	5.5
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	23%/34%	TBD	Discretionary spend for re-tenanting former 120,000 square foot Kmart anchor space once tenant(s) are secured	—	5.0	to	7.0	5.0	to	7.0
Mad River	100.0%	Dayton, OH	TBD	TBD	48%/48%	TBD	Discretionary spend for the re-tenanting former 33,000 square foot Babies R Us space once tenant(s) are secured	—	1.9	to	2.3	1.9	to	2.3
								$202.6	$19.1		$25.0	$221.7		$227.6

_________

39

Development and Redevelopment Activity
Supplemental Report – September 30, 2021

__________

1.	Ownership percentages and costs represent the Core or Fund level ownership and not Acadia’s pro rata share.
2.

Incurred amounts include costs associated with the initial carrying value. Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred. Reconciles to Consolidated Balance Sheet at September 30, 2021 as follows:

Development costs above	202.6
Unconsolidated projects (a)	(5.8)
Projects in redevelopment or partial development (b)	42.7
Deferred costs and other amounts	(7.5)
Impairment charges taken	(13.0)
Total per consolidated balance sheet	$219.0

(a)	Relates to 1238 Wisconsin Avenue
(b)

Primarily relates to the portion of City Center that is still in Major Redevelopment. Total incurred amount of $200.5 reflects the historical carrying value of the entire property (including its initial acquisition cost).

3.	Incurred amounts include the conversion of a $33.8 million note receivable to improvements in the property.

40

Portfolio Composition [1]
Supplemental Report – September 30, 2021

Billed Percentage	Core	Core and Fund Pro-Rata	Core Street/Urban	Core Suburban

Essential
Grocer / Mass Merchandiser [2]	15%	15%	13%	16%
Drug / Dollar Store	4%	4%	4%	4%
Banks	5%	4%	5%	4%
Home Improvement / Auto	3%	3%	—%	7%
Communications / Electronics	3%	3%	5%	2%
Other Essential	3%	4%	1%	6%
Pets	3%	2%	2%	4%
Total Essential	36%	35%	30%	43%

Non-Essential
Apparel	19%	18%	31%	2%
Discount / Fast Fashion	10%	10%	14%	3%
Restaurant / Food	7%	8%	5%	10%
Hard Goods	9%	9%	5%	15%
Personal / Professional Service	6%	7%	7%	7%
Home	5%	5%	3%	8%
Other	4%	4%	4%	4%
Gym / Fitness	3%	3%	1%	6%
Theater / Entertainment	1%	1%	—%	2%
Total Non-Essential	64%	65%	70%	57%

Total	100%	100%	100%	100%

__________

1.	Data as of September 30, 2021. Percentages based on billed September rents and recoveries.
2.	Includes Walmart and Target.

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Important Notes
Supplemental Report – September 30, 2021

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include gains and losses incidental to its main business (including those related to its RCP investments such as Albertsons) in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

42